CNA Financial Corporation

Supplemental Financial Information

September 30, 2011

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
September 30, 2011

CNA Financial Corporation
Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its controlled subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes CNA Specialty and CNA Commercial.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution (A&EP). Intersegment eliminations are also included in this segment.

•
Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within the 2010 Form 10-K for further discussion of this measure.

•
In evaluating the results of CNA Specialty and CNA Commercial, management utilizes the combined ratio, the loss ratio, the expense ratio and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The statutory expense ratio reported on page 16 is the percentage of acquisition and underwriting expenses to net written premiums in accordance with statutory accounting practices.

•
Limited partnerships are a relatively small portion of CNA's overall investment portfolio. The majority of our limited partnership investments employ hedge fund strategies that generate returns through investing in securities that are marketable while engaging in various management techniques primarily in public fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

•	FY = Full Year

Agreement to Cede Asbestos and Environmental Pollution (A&EP) Liabilities to National Indemnity Company (NICO)
On August 31, 2010, the Company completed a transaction with National Indemnity Company (NICO), a subsidiary of Berkshire Hathaway Inc., under which substantially all of the Company's legacy A&EP liabilities were ceded to NICO (Loss Portfolio Transfer or LPT). The Company recognized an after-tax net loss of $365 million in the third quarter of 2010, of which $344 million related to the Company's continuing operations and $21 million related to the Company's discontinued operations.

i

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

PERIODS ENDED SEPTEMBER 30	Three Months		Fav / (Unfav)	Nine Months		Fav / (Unfav)
(In millions)	2011	2010	% Change	2011	2010	% Change
STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,732	$1,645	5%	$4,942	$4,868	2%
Net investment income	394	581	(32)	1,531	1,692	(10)
Net realized investment gains (losses), net of participating policyholders' interests:
Other-than-temporary impairment (OTTI) losses	(75)	(41)	(83)	(136)	(189)	28
Portion of OTTI recognized in Other comprehensive income (loss)	(2)	(3)	33	(44)	28	N/M
Net OTTI losses recognized in earnings	(77)	(44)	(75)	(180)	(161)	(12)
Other net realized investment gains (losses)	50	106	(53)	181	286	(37)
Net realized investment gains (losses), net of participating policyholders' interests	(27)	62	(144)	1	125	(99)
Other revenues	76	75	1	214	226	(5)
Total revenues	2,175	2,363	(8)	6,688	6,911	(3)
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,400	1,344	(4)	4,131	3,799	(9)
Amortization of deferred acquisition costs	356	351	(1)	1,051	1,038	(1)
Other operating expenses	252	795	68	736	1,325	44
Interest	43	40	(8)	132	113	(17)
Total claims, benefits and expenses	2,051	2,530	19	6,050	6,275	4
Income (loss) from continuing operations before income tax	124	(167)	174	638	636	—
Income tax (expense) benefit	(49)	64	(177)	(198)	(183)	(8)
Income (loss) from continuing operations, net of tax	75	(103)	173	440	453	(3)
Income (loss) from discontinued operations, net of tax	—	(22)	N/M	(1)	(21)	95
Net income (loss)	75	(125)	160	439	432	2
Net (income) loss attributable to noncontrolling interests	—	(15)	N/M	(15)	(44)	66
Net income (loss) attributable to CNA	$75	$(140)	154%	$424	$388	9%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Income (Loss) Attributable to CNA Common Stockholders, Per Share Data and Return on Equity

PERIODS ENDED SEPTEMBER 30	Three Months		Nine Months
(In millions, except per share data)	2011	2010	2011	2010
COMPONENTS OF INCOME (LOSS) ATTRIBUTABLE TO CNA COMMON STOCKHOLDERS
Net operating income (loss) from continuing operations attributable to CNA before LPT	$91	$186	$423	$678
Net loss related to LPT	—	(344)	—	(344)
Net operating income (loss) from continuing operations attributable to CNA	91	(158)	423	334
Less: 2008 Senior Preferred dividend	—	(18)	—	(68)
Net operating income (loss) from continuing operations attributable to CNA common stockholders	91	(176)	423	266
Net realized investment gains (losses) attributable to CNA common stockholders	(16)	40	2	75
Income (loss) from continuing operations attributable to CNA common stockholders	75	(136)	425	341
Income (loss) from discontinued operations attributable to CNA common stockholders	—	(22)	(1)	(21)
Income (loss) attributable to CNA common stockholders	$75	$(158)	$424	$320

BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE
Net operating income (loss) from continuing operations attributable to CNA before LPT	$0.34	$0.69	$1.57	$2.52
Net loss related to LPT	—	(1.28)	—	(1.28)
Net operating income (loss) from continuing operations attributable to CNA	0.34	(0.59)	1.57	1.24
Less: 2008 Senior Preferred dividend	—	(0.07)	—	(0.25)
Net operating income (loss) from continuing operations attributable to CNA common stockholders	0.34	(0.66)	1.57	0.99
Net realized investment gains (losses) attributable to CNA common stockholders	(0.06)	0.15	0.01	0.28
Income (loss) from continuing operations attributable to CNA common stockholders	0.28	(0.51)	1.58	1.27
Income (loss) from discontinued operations attributable to CNA common stockholders	—	(0.08)	—	(0.08)
Basic and diluted earnings (loss) per share attributable to CNA common stockholders	$0.28	$(0.59)	$1.58	$1.19

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.3	269.2	269.3	269.1
Diluted	269.6	269.2	269.6	269.4

RETURN ON EQUITY
Net income (loss) attributable to CNA (1)	2.6%	(4.7)%	5.0%	4.6%
Net operating income (loss) from continuing operations attributable to CNA (2)	3.4	(5.7)	5.2	4.1
(1) Annualized net income (loss) attributable to CNA divided by the average CNA stockholders' equity including accumulated other comprehensive income/loss (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) from continuing operations attributable to CNA divided by the average CNA stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except share data)	September 30, 2011	December 31, 2010
Total assets	$55,844	$55,331
Insurance reserves	37,851	37,590
Debt	2,638	2,651
Total liabilities	43,888	43,807
Accumulated other comprehensive income (loss)	886	326
Noncontrolling interests	148	570
Total CNA stockholders' equity	11,808	10,954

Book value per common share	$43.85	$40.70
Book value per common share excluding AOCI	$40.56	$39.49

Outstanding shares of common stock (in millions of shares)	269.3	269.1

THREE MONTHS ENDED SEPTEMBER 30 (In millions)	2011	2010
Net cash flows provided (used) by operating activities (1)	$401	$(1,254)
Net cash flows provided (used) by investing activities	(314)	1,383
Net cash flows provided (used) by financing activities	(84)	(121)
Net cash flows provided (used) by operating, investing and financing activities	$3	$8

NINE MONTHS ENDED SEPTEMBER 30 (In millions)	2011	2010
Net cash flows provided (used) by operating activities (1)	$813	$(673)
Net cash flows provided (used) by investing activities	(217)	860
Net cash flows provided (used) by financing activities	(588)	(245)
Net cash flows provided (used) by operating, investing and financing activities	$8	$(58)
(1) Operating cash flows for the three and nine months ended September 30, 2010 include $(1.9) billion related to the initial net cash settlement with NICO for the Loss Portfolio Transfer, as further discussed on page i.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED SEPTEMBER 30, 2011 (In millions)	CNA Specialty	CNA Commercial	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,953	$12,282	$19,235	$2,734	$3,227	$25,196
Ceded	902	1,786	2,688	577	2,554	5,819
Net	6,051	10,496	16,547	2,157	673	19,377

Net incurred claim & claim adjustment expenses	485	594	1,079	151	15	1,245
Net claim & claim adjustment expense payments	(351)	(663)	(1,014)	(131)	(70)	(1,215)
Foreign currency translation adjustment and other	(36)	(34)	(70)	—	3	(67)

Claim & claim adjustment expense reserves, end of period
Net	6,149	10,393	16,542	2,177	621	19,340
Ceded	851	1,723	2,574	571	2,546	5,691
Gross	$7,000	$12,116	$19,116	$2,748	$3,167	$25,031

NINE MONTHS ENDED SEPTEMBER 30, 2011 (In millions)	CNA Specialty	CNA Commercial	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,793	$12,522	$19,315	$2,739	$3,442	$25,496
Ceded	875	1,881	2,756	642	2,724	6,122
Net	5,918	10,641	16,559	2,097	718	19,374

Net incurred claim & claim adjustment expenses	1,333	1,822	3,155	479	16	3,650
Net claim & claim adjustment expense payments	(1,089)	(2,057)	(3,146)	(399)	(116)	(3,661)
Foreign currency translation adjustment and other	(13)	(13)	(26)	—	3	(23)

Claim & claim adjustment expense reserves, end of period
Net	6,149	10,393	16,542	2,177	621	19,340
Ceded	851	1,723	2,574	571	2,546	5,691
Gross	$7,000	$12,116	$19,116	$2,748	$3,167	$25,031

CNA FINANCIAL CORPORATION Financial Supplement Investment Summary - Consolidated

	September 30, 2011		June 30, 2011		December 31, 2010
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$20,908	$1,758	$20,879	$1,666	$21,031	$1,533
States, municipalities and political subdivisions:
Tax-exempt	5,479	206	4,855	(53)	4,282	(218)
Taxable	4,058	497	3,862	142	3,607	(50)
Total states, municipalities and political subdivisions	9,537	703	8,717	89	7,889	(268)
Asset-backed: (1)(2)
Agency RMBS	4,154	172	4,187	64	3,836	38
Prime RMBS	775	(80)	867	(79)	1,139	(128)
Sub-prime RMBS	368	(39)	383	(27)	483	(44)
Alt-A RMBS	553	(15)	576	(21)	632	(30)
Total RMBS	5,850	38	6,013	(63)	6,090	(164)
Agency CMBS	36	3	30	1	30	—
Other CMBS	1,213	(9)	1,007	25	963	(1)
Total CMBS	1,249	(6)	1,037	26	993	(1)
Other ABS	1,036	1	933	8	763	10
Total asset-backed	8,135	33	7,983	(29)	7,846	(155)
U.S. Treasury and obligations of government-sponsored enterprises	237	16	244	13	137	15
Foreign government	582	25	677	18	620	18
Redeemable preferred stock	57	8	54	6	54	7
Total fixed maturity securities	39,456	2,543	38,554	1,763	37,577	1,150
Equities	327	11	346	26	440	18
Limited partnership investments	2,371	—	2,554	—	2,309	—
Other invested assets	17	—	16	—	27	1
Mortgage loans	204	—	198	—	87	—
Short term investments	1,730	(2)	1,709	—	2,215	2
Total investments	$44,105	$2,552	$43,377	$1,789	$42,655	$1,171

Net receivable/(payable)	$(134)	$—	$(177)	$—	$(222)	$—
(1) Agency RMBS and CMBS include securities issued or guaranteed, or collateralized by assets or securities issued or guaranteed, by U.S. government agencies or government-sponsored enterprises.
(2) The exposure to sub-prime residential mortgage (sub-prime) collateral and Alternative A residential mortgages that have lower than normal standards of loan documentation (Alt-A) collateral is measured by the original deal structure.

RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Property & Casualty and Corporate & Other Non-Core

	September 30, 2011		June 30, 2011		December 31, 2010
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,241	$615	$13,421	$769	$13,541	$715
States, municipalities and political subdivisions:
Tax-exempt	2,344	93	2,118	45	2,116	10
Taxable	2,568	263	2,550	72	2,438	(42)
Total states, municipalities and political subdivisions	4,912	356	4,668	117	4,554	(32)
Asset-backed:
Agency RMBS	3,952	159	3,996	58	3,680	30
Prime RMBS	684	(71)	770	(70)	1,012	(109)
Sub-prime RMBS	353	(38)	365	(27)	461	(45)
Alt-A RMBS	491	(14)	513	(18)	563	(29)
Total RMBS	5,480	36	5,644	(57)	5,716	(153)
Agency CMBS	36	3	30	1	30	—
Other CMBS	1,034	(14)	829	21	803	(2)
Total CMBS	1,070	(11)	859	22	833	(2)
Other ABS	991	(3)	886	4	712	5
Total asset-backed	7,541	22	7,389	(31)	7,261	(150)
U.S. Treasury and obligations of government-sponsored enterprises	213	7	200	4	94	6
Foreign government	577	24	670	17	614	18
Redeemable preferred stock	5	1	3	—	5	3
Total fixed maturity securities	26,489	1,025	26,351	876	26,069	560
Equities	132	17	145	26	182	25
Limited partnership investments	2,370	—	2,553	—	2,307	—
Other invested assets	17	—	16	—	27	1
Mortgage loans	184	—	178	—	67	—
Short term investments	1,613	(2)	1,589	—	2,131	2
Total investments	$30,805	$1,040	$30,832	$902	$30,783	$588

Net receivable/(payable)	$(137)	$—	$(163)	$—	$(197)	$—

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Life & Group Non-Core

	September 30, 2011		June 30, 2011		December 31, 2010
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$7,667	$1,143	$7,458	$897	$7,490	$818
States, municipalities and political subdivisions:
Tax-exempt	3,135	113	2,737	(98)	2,166	(228)
Taxable	1,490	234	1,312	70	1,169	(8)
Total states, municipalities and political subdivisions	4,625	347	4,049	(28)	3,335	(236)
Asset-backed:
Agency RMBS	202	13	191	6	156	8
Prime RMBS	91	(9)	97	(9)	127	(19)
Sub-prime RMBS	15	(1)	18	—	22	1
Alt-A RMBS	62	(1)	63	(3)	69	(1)
Total RMBS	370	2	369	(6)	374	(11)
Agency CMBS	—	—	—	—	—	—
Other CMBS	179	5	178	4	160	1
Total CMBS	179	5	178	4	160	1
Other ABS	45	4	47	4	51	5
Total asset-backed	594	11	594	2	585	(5)
U.S. Treasury and obligations of government-sponsored enterprises	24	9	44	9	43	9
Foreign government	5	1	7	1	6	—
Redeemable preferred stock	52	7	51	6	49	4
Total fixed maturity securities	12,967	1,518	12,203	887	11,508	590
Equities	195	(6)	201	—	258	(7)
Limited partnership investments	1	—	1	—	2	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	20	—	20	—	20	—
Short term investments	117	—	120	—	84	—
Total investments	$13,300	$1,512	$12,545	$887	$11,872	$583

Net receivable/(payable)	$3	$—	$(14)	$—	$(25)	$—

CNA FINANCIAL CORPORATION Financial Supplement Investments - Fixed Maturity Securities by Credit Rating As of September 30, 2011

	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$343	$18	$1,640	$110	$6,898	$679	$9,744	$912	$2,283	$39	$20,908	$1,758
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,026	59	3,345	145	999	6	94	(3)	15	(1)	5,479	206
Taxable	—	—	625	61	2,723	329	710	107	—	—	—	—	4,058	497
Total states, municipalities and political subdivisions	—	—	1,651	120	6,068	474	1,709	113	94	(3)	15	(1)	9,537	703
Asset-backed:
Agency RMBS	4,154	172	—	—	—	—	—	—	—	—	—	—	4,154	172
Prime RMBS	—	—	70	(1)	53	(4)	17	—	74	(13)	561	(62)	775	(80)
Sub-prime RMBS	—	—	96	(8)	100	(14)	16	—	27	(7)	129	(10)	368	(39)
Alt-A RMBS	—	—	300	(4)	11	—	53	—	26	(1)	163	(10)	553	(15)
Total RMBS	4,154	172	466	(13)	164	(18)	86	—	127	(21)	853	(82)	5,850	38
Agency CMBS	36	3	—	—	—	—	—	—	—	—	—	—	36	3
Other CMBS	—	—	345	6	237	(3)	265	4	161	(16)	205	—	1,213	(9)
Total CMBS	36	3	345	6	237	(3)	265	4	161	(16)	205	—	1,249	(6)
Other ABS	—	—	620	2	260	1	124	(2)	30	—	2	—	1,036	1
Total asset-backed	4,190	175	1,431	(5)	661	(20)	475	2	318	(37)	1,060	(82)	8,135	33
U.S. Treasury and obligations of government-sponsored enterprises	237	16	—	—	—	—	—	—	—	—	—	—	237	16
Foreign government	—	—	370	15	132	6	80	4	—	—	—	—	582	25
Redeemable preferred stock	—	—	—	—	—	—	—	—	57	8	—	—	57	8
Total fixed maturity securities	$4,427	$191	$3,795	$148	$8,501	$570	$9,162	$798	$10,213	$880	$3,358	$(44)	$39,456	$2,543

Percentage of total fixed maturity securities	11.2%		9.6%		21.6%		23.2%		25.9%		8.5%		100.0%
(1) The ratings presented are based on a ratings methodology that takes into account ratings from two major providers, Standard & Poor's and Moody's Investors Services, Inc., in that order of preference. If a security is not rated by these providers, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

CNA FINANCIAL CORPORATION
Financial Supplement
Investments - European Exposure
Fair Value by Country of Risk*
As of September 30, 2011

	Corporate		Sovereign	Total
(In millions)	Financial Sector	Other Sectors
European exposure:
United Kingdom	$669	$607	$103	$1,379
France	231	188	32	451
Germany	93	269	—	362
Netherlands	198	141	16	355
Spain	34	149	1	184
Belgium	5	177	—	182
Italy	13	152	11	176
Sweden	139	31	—	170
Switzerland	99	52	2	153
Luxembourg	—	102	—	102
Greece	—	54	—	54
Norway	—	37	3	40
Russian Federation	—	32	—	32
Finland	—	24	5	29
Austria	4	—	12	16
Ireland	4	10	—	14
Czech Republic	—	12	—	12
Portugal	—	11	—	11
Total fair value	$1,489	$2,048	$185	$3,722
Total amortized cost	$1,502	$1,858	$181	$3,541
* Country of risk is derived from the issuing entity's management location, country of primary listing, revenue and reporting currency.

CNA FINANCIAL CORPORATION
Financial Supplement
Investments - European Exposure
Credit Rating by Country of Risk*
As of September 30, 2011

(In millions)	AAA	AA	A	BBB	Non-investment grade	Total
United Kingdom	$137	$185	$718	$302	$37	$1,379
France	79	90	130	107	45	451
Germany	62	3	121	171	5	362
Netherlands	97	14	162	48	34	355
Spain	—	23	61	93	7	184
Belgium	—	—	84	98	—	182
Italy	8	12	64	89	3	176
Sweden	—	96	46	28	—	170
Switzerland	2	44	100	—	7	153
Luxembourg	—	—	—	88	14	102
Greece	—	—	54	—	—	54
Norway	3	2	—	29	6	40
Russian Federation	—	—	—	27	5	32
Finland	5	—	—	24	—	29
Austria	12	—	4	—	—	16
Ireland	—	—	—	9	5	14
Czech Republic	—	—	4	—	8	12
Portugal	—	—	—	11	—	11
Total fair value	$405	$469	$1,548	$1,124	$176	$3,722
Total amortized cost	$395	$442	$1,493	$1,034	$177	$3,541
* Country of risk is derived from the issuing entity's management location, country of primary listing, revenue and reporting currency.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

	CNA Specialty			CNA Commercial			P&C Operations
THREE MONTHS ENDED SEPTEMBER 30 (In millions)	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change
Gross written premiums	$1,139	$1,087	5%	$882	$825	7%	$2,021	$1,912	6%
Net written premiums	750	706	6	836	763	10	1,586	1,469	8
Operating revenues:
Net earned premiums	741	679	9	848	819	4	1,589	1,498	6
Net investment income	85	148	(43)	115	216	(47)	200	364	(45)
Other revenues	56	57	(2)	14	15	(7)	70	72	(3)
Total operating revenues	882	884	—	977	1,050	(7)	1,859	1,934	(4)
Claims, Benefits and Expenses:
Net incurred claims and benefits	485	393	(23)	583	578	(1)	1,068	971	(10)
Policyholders' dividends	(4)	2	N/M	3	4	25	(1)	6	117
Amortization of deferred acquisition costs	170	162	(5)	181	183	1	351	345	(2)
Other insurance related expenses	51	45	(13)	106	104	(2)	157	149	(5)
Other expenses	48	47	(2)	10	14	29	58	61	5
Total claims, benefits and expenses	750	649	(16)	883	883	—	1,633	1,532	(7)
Operating income (loss) from continuing operations before income tax	132	235	(44)	94	167	(44)	226	402	(44)
Income tax (expense) benefit on operating income (loss)	(48)	(80)	40	(47)	(54)	13	(95)	(134)	29
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	(11)	N/M	(1)	(5)	80	(1)	(16)	94
Net operating income (loss) from continuing operations attributable to CNA	84	144	(42)	46	108	(57)	130	252	(48)
Net realized investment gains (losses), net of participating policyholders' interests	(8)	15	(153)	(15)	21	(171)	(23)	36	(164)
Income tax (expense) benefit on net realized investment gains (losses)	3	(6)	150	5	(8)	163	8	(14)	157
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	N/M	1	1	—	1	1	—
Net realized investment gains (losses) attributable to CNA	(5)	9	(156)	(9)	14	(164)	(14)	23	(161)
Net income (loss) from continuing operations attributable to CNA	$79	$153	(48)%	$37	$122	(70)%	$116	$275	(58)%

FINANCIAL RATIOS
Loss & LAE	65.5%	57.8%		68.7%	70.3%		67.2%	64.7%
Acquisition expense	19.6	19.7		17.7	18.2		18.6	18.9
Underwriting expense	10.2	10.7		16.2	16.9		13.3	14.1
Expense	29.8	30.4		33.9	35.1		31.9	33.0
Dividend	(0.6)	0.3		0.4	0.4		—	0.3
Combined ratio	94.7%	88.5%		103.0%	105.8%		99.1%	98.0%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$4	$1		$46	$11		$50	$12
Impact on loss & LAE ratio	0.5%	0.1%		5.5%	1.4%		3.1%	0.8%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(5)	$(65)		$(42)	$(26)		$(47)	$(91)
Prior year premium development	(26)	(2)		(11)	(2)		(37)	(4)
Other (1)	—	—		(6)	(4)		(6)	(4)
Total development & other	$(31)	$(67)		$(59)	$(32)		$(90)	$(99)
Impact of development & other on loss & LAE ratio	(3.1)%	(9.8)%		(6.6)%	(3.9)%		(5.0)%	(6.5)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
THREE MONTHS ENDED SEPTEMBER 30 (In millions)	2011	2010	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change
Operating revenue:
Net earned premiums	$1,589	$1,498	$142	$145	(2)%	$1	$2	(50)%	$1,732	$1,645	5%
Net investment income	200	364	190	182	4	4	35	(89)	394	581	(32)
Other revenues	70	72	6	4	50	—	(1)	N/M	76	75	1
Total operating revenues	1,859	1,934	338	331	2	5	36	(86)	2,202	2,301	(4)
Claims, Benefits and Expenses:
Net incurred claims and benefits	1,068	971	332	354	6	(1)	12	108	1,399	1,337	(5)
Policyholders' dividends	(1)	6	2	1	(100)	—	—	N/M	1	7	86
Amortization of deferred acquisition costs	351	345	5	6	17	—	—	N/M	356	351	(1)
Other insurance related expenses	157	149	36	41	12	—	8	N/M	193	198	3
Other expenses	58	61	2	7	71	42	569	93	102	637	84
Total claims, benefits and expenses	1,633	1,532	377	409	8	41	589	93	2,051	2,530	19
Operating income (loss) from continuing operations before income tax	226	402	(39)	(78)	50	(36)	(553)	93	151	(229)	166
Income tax (expense) benefit on operating income (loss)	(95)	(134)	25	23	9	11	198	(94)	(59)	87	(168)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(1)	(16)	—	—	N/M	—	—	N/M	(1)	(16)	94
Net operating income (loss) from continuing operations attributable to CNA	130	252	(14)	(55)	75	(25)	(355)	93	91	(158)	158
Net realized investment gains (losses), net of participating policyholders' interests	(23)	36	(4)	20	(120)	—	6	N/M	(27)	62	(144)
Income tax (expense) benefit on net realized investment gains (losses)	8	(14)	1	(7)	114	1	(2)	150	10	(23)	143
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	1	1	—	—	N/M	—	—	N/M	1	1	—
Net realized investment gains (losses) attributable to CNA	(14)	23	(3)	13	(123)	1	4	(75)	(16)	40	(140)
Net income (loss) from continuing operations attributable to CNA	$116	$275	$(17)	$(42)	60%	$(24)	$(351)	93%	$75	$(118)	164%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

	CNA Specialty			CNA Commercial			P&C Operations
NINE MONTHS ENDED SEPTEMBER 30 (In millions)	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change
Gross written premiums	$3,348	$3,180	5%	$2,740	$2,673	3%	$6,088	$5,853	4%
Net written premiums	2,172	2,009	8	2,544	2,430	5	4,716	4,439	6
Operating revenues:
Net earned premiums	2,098	1,998	5	2,418	2,432	(1)	4,516	4,430	2
Net investment income	371	420	(12)	569	621	(8)	940	1,041	(10)
Other revenues	164	162	1	40	49	(18)	204	211	(3)
Total operating revenues	2,633	2,580	2	3,027	3,102	(2)	5,660	5,682	—
Claims, Benefits and Expenses:
Net incurred claims and benefits	1,333	1,115	(20)	1,807	1,668	(8)	3,140	2,783	(13)
Policyholders' dividends	(4)	6	167	5	11	55	1	17	94
Amortization of deferred acquisition costs	495	471	(5)	539	552	2	1,034	1,023	(1)
Other insurance related expenses	147	139	(6)	291	318	8	438	457	4
Other expenses	140	141	1	37	42	12	177	183	3
Total claims, benefits and expenses	2,111	1,872	(13)	2,679	2,591	(3)	4,790	4,463	(7)
Operating income (loss) from continuing operations before income tax	522	708	(26)	348	511	(32)	870	1,219	(29)
Income tax (expense) benefit on operating income (loss)	(182)	(238)	24	(129)	(165)	22	(311)	(403)	23
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(12)	(30)	60	(3)	(15)	80	(15)	(45)	67
Net operating income (loss) from continuing operations attributable to CNA	328	440	(25)	216	331	(35)	544	771	(29)
Net realized investment gains (losses), net of participating policyholders' interests	7	60	(88)	13	30	(57)	20	90	(78)
Income tax (expense) benefit on net realized investment gains (losses)	(2)	(21)	90	(4)	(17)	76	(6)	(38)	84
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	N/M	—	1	N/M	—	1	N/M
Net realized investment gains (losses) attributable to CNA	5	39	(87)	9	14	(36)	14	53	(74)
Net income (loss) from continuing operations attributable to CNA	$333	$479	(30)%	$225	$345	(35)%	$558	$824	(32)%

FINANCIAL RATIOS
Loss & LAE	63.6%	55.8%		74.7%	68.5%		69.5%	62.8%
Acquisition expense	19.6	19.4		17.2	18.0		18.3	18.7
Underwriting expense	10.9	11.1		17.2	17.8		14.3	14.7
Expense	30.5	30.5		34.4	35.8		32.6	33.4
Dividend	(0.2)	0.3		0.2	0.4		—	0.4
Combined ratio	93.9%	86.6%		109.3%	104.7%		102.1%	96.6%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$10	$6		$195	$94		$205	$100
Impact on loss & LAE ratio	0.5%	0.3%		8.1%	3.9%		4.5%	2.3%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(72)	$(215)		$(99)	$(229)		$(171)	$(444)
Prior year premium development	(34)	(5)		21	54		(13)	49
Other (1)	—	—		1	1		1	1
Total development & other	$(106)	$(220)		$(77)	$(174)		$(183)	$(394)
Impact of development & other on loss & LAE ratio	(4.5)%	(10.9)%		(3.4)%	(7.7)%		(4.0)%	(9.2)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
NINE MONTHS ENDED SEPTEMBER 30 (In millions)	2011	2010	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change
Operating revenue:
Net earned premiums	$4,516	$4,430	$427	$436	(2)%	$(1)	$2	(150)%	$4,942	$4,868	2%
Net investment income	940	1,041	567	531	7	24	120	(80)	1,531	1,692	(10)
Other revenues	204	211	6	10	(40)	4	5	(20)	214	226	(5)
Total operating revenues	5,660	5,682	1,000	977	2	27	127	(79)	6,687	6,786	(1)
Claims, Benefits and Expenses:
Net incurred claims and benefits	3,140	2,783	985	949	(4)	—	48	N/M	4,125	3,780	(9)
Policyholders' dividends	1	17	5	2	(150)	—	—	N/M	6	19	68
Amortization of deferred acquisition costs	1,034	1,023	17	15	(13)	—	—	N/M	1,051	1,038	(1)
Other insurance related expenses	438	457	108	137	21	2	7	71	548	601	9
Other expenses	177	183	14	13	(8)	129	641	80	320	837	62
Total claims, benefits and expenses	4,790	4,463	1,129	1,116	(1)	131	696	81	6,050	6,275	4
Operating income (loss) from continuing operations before income tax	870	1,219	(129)	(139)	7	(104)	(569)	82	637	511	25
Income tax (expense) benefit on operating income (loss)	(311)	(403)	78	67	16	34	204	(83)	(199)	(132)	(51)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(15)	(45)	—	—	N/M	—	—	N/M	(15)	(45)	67
Net operating income (loss) from continuing operations attributable to CNA	544	771	(51)	(72)	29	(70)	(365)	81	423	334	27
Net realized investment gains (losses), net of participating policyholders' interests	20	90	(7)	15	(147)	(12)	20	(160)	1	125	(99)
Income tax (expense) benefit on net realized investment gains (losses)	(6)	(38)	2	(7)	129	5	(6)	183	1	(51)	102
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	1	—	—	N/M	—	—	N/M	—	1	N/M
Net realized investment gains (losses) attributable to CNA	14	53	(5)	8	(163)	(7)	14	(150)	2	75	(97)
Net income (loss) from continuing operations attributable to CNA	$558	$824	$(56)	$(64)	13%	$(77)	$(351)	78%	$425	$409	4%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Pretax Net Investment Income
(In millions)

	CNA Specialty
	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	YTD 2011
Income (loss) from limited partnerships	$23	$(1)	$23	$41	$86	$38	$4	$(32)	$10
Income (loss) from trading portfolio	1	1	1	2	5	1	1	—	2
Other investment income	123	125	124	128	500	121	121	117	359
Net investment income	$147	$125	$148	$171	$591	$160	$126	$85	$371

	CNA Commercial
	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	YTD 2011
Income (loss) from limited partnerships	$40	$(2)	$38	$68	$144	$73	$6	$(59)	$20
Income (loss) from trading portfolio	2	1	2	2	7	2	2	(1)	3
Other investment income	179	185	176	182	722	186	185	175	546
Net investment income	$221	$184	$216	$252	$873	$261	$193	$115	$569

	P&C Operations
	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	YTD 2011
Income (loss) from limited partnerships	$63	$(3)	$61	$109	$230	$111	$10	$(91)	$30
Income (loss) from trading portfolio	3	2	3	4	12	3	3	(1)	5
Other investment income	302	310	300	310	1,222	307	306	292	905
Net investment income	$368	$309	$364	$423	$1,464	$421	$319	$200	$940

	Life & Group Non-Core
	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	YTD 2011
Income (loss) from limited partnerships	$—	$(3)	$1	$—	$(2)	$—	$—	$—	$—
Income (loss) from trading portfolio	—	—	—	—	—	—	—	—	—
Other investment income	175	177	181	184	717	188	189	190	567
Net investment income	$175	$174	$182	$184	$715	$188	$189	$190	$567

	Corporate & Other Non-Core
	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	YTD 2011
Income (loss) from limited partnerships	$9	$2	$6	$4	$21	$3	$1	$(2)	$2
Income (loss) from trading portfolio	1	—	1	(1)	1	—	—	—	—
Other investment income	37	36	28	14	115	8	8	6	22
Net investment income	$47	$38	$35	$17	$137	$11	$9	$4	$24

	Total Operations
	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	YTD 2011
Income (loss) from limited partnerships	$72	$(4)	$68	$113	$249	$114	$11	$(93)	$32
Income (loss) from trading portfolio	4	2	4	3	13	3	3	(1)	5
Other investment income	514	523	509	508	2,054	503	503	488	1,494
Net investment income	$590	$521	$581	$624	$2,316	$620	$517	$394	$1,531

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data - Preliminary

PERIODS ENDED SEPTEMBER 30	Three Months			Nine Months
Income Statements	(Preliminary) 2011		Fav / (Unfav) % Change	(Preliminary) 2011		Fav / (Unfav) % Change
(In millions)		2010			2010
Combined Continental Casualty Companies
Gross written premiums	$2,044	$1,867	9%	$5,954	$5,630	6%
Net written premiums	1,615	1,441	12	4,608	4,255	8

Net earned premiums	1,359	1,288	6	3,851	3,744	3
Claim and claim adjustment expenses	1,207	1,095	(10)	3,420	3,051	(12)
Acquisition expenses	276	260	(6)	788	725	(9)
Underwriting expenses	201	184	(9)	592	596	1
Policyholders' dividends	4	3	(33)	9	9	—
Underwriting income (loss)	(329)	(254)	(30)	(958)	(637)	(50)
Net investment income	490	429	14	1,380	1,256	10
Other income (loss)	85	(718)	112	116	(705)	116
Income tax (expense) benefit	(11)	152	(107)	(36)	44	(182)
Net realized gains (losses)	(57)	7	N/M	7	110	(94)
Net income (loss)	$178	$(384)	146%	$509	$68	N/M	%

Financial Ratios
Loss and LAE	88.9%	85.0%		88.8%	81.5%
Acquisition expense	17.1	18.1		17.1	17.0
Underwriting expense	12.4	12.7		12.9	14.1
Expense	29.5	30.8		30.0	31.1
Dividend	0.3	0.2		0.2	0.2
Combined ratio	118.7%	116.0%		119.0%	112.8%

SUPPLEMENTAL STATUTORY DATA	(Preliminary) September 30, 2011	December 31, 2010
(In millions)
Combined Continental Casualty Companies
Statutory surplus (1)	$9,776	$9,821
Life Company
Statutory surplus	$527	$498

(1) Represents the combined statutory surplus of Continental Casualty Company and its subsidiaries, including the Life Company, as determined in accordance with statutory accounting practices.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations Loss & LAE Ratio Analysis

	CNA Specialty
	2011 YTD Evaluated at 9/30/11	2010 FY Evaluated at 12/31/10	2010 FY Evaluated at 9/30/11
Gross Accident Year	63.3%	62.6%	62.4%
Impact of Reinsurance	4.8	4.3	4.2
Net Accident Year	68.1	66.9	66.6%
Impact of Development and Other (1)	(4.5)	(12.9)
Net Calendar Year	63.6%	54.0%

	CNA Commercial
	2011 YTD Evaluated at 9/30/11	2010 FY Evaluated at 12/31/10	2010 FY Evaluated at 9/30/11
Gross Accident Year	74.5%	71.7%	71.7%
Impact of Reinsurance	3.6	3.8	3.7
Net Accident Year	78.1	75.5	75.4%
Impact of Development and Other (1)	(3.4)	(8.7)
Net Calendar Year	74.7%	66.8%

	P&C Operations
	2011 YTD Evaluated at 9/30/11	2010 FY Evaluated at 12/31/10	2010 FY Evaluated at 9/30/11
Gross Accident Year	68.3%	66.8%	66.7%
Impact of Reinsurance	5.2	4.8	4.8
Net Accident Year	73.5	71.6	71.5%
Impact of Development and Other (1)	(4.0)	(10.6)
Net Calendar Year	69.5%	61.0%

(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.